SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  March 22, 2005


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                    45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
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[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 7.01.  REGULATION FD DISCLOSURE

     On March 22, 2005, The Procter & Gamble Company ("P&G") and The
Gillette Company issued a news release announcing that the Federal Trade Commission had issued a request for additional information in connection with its review of the proposed merger between the two companies. A request of this nature is typical in a transaction of this size, and was expected.

     The companies plan to respond promptly and continue to believe that the transaction will close in the Fall of 2005. P&G is furnishing this 8-K pursuant to Item 7.01, "Regulation FD Disclosure."




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY

                                       /S/ LINDA D. ROHRER
                                       -------------------------------------
                                       Linda D. Rohrer, Assistant Secretary
                                       March 22, 2005



                                    EXHIBITS

99.  News Release by The Procter & Gamble Company dated March 22, 2005.